UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2018 hhgregg, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Indiana	47-4850538
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
755 West Carmel Drive, Suite 207
Carmel, Indiana 46032
(Address of principal executive offices, including zip code)
(317) 848-8710
(Registrant’s telephone number, including area code)

4151 East 96th Street
Indianapolis, Indiana 46240
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2018, Catherine A. Langham tendered her resignation as a director on the Board of Directors (the “Board”) of hhgregg, Inc. (the “Company”) effective immediately.  There was no disagreement between Ms. Langham and the Company on any matter relating to the Company’s operations, policies or practices.

Effective April 24, 2018, the Board appointed Kevin J. Kovacs, the Chief Executive Officer and Chief Financial Officer of the Company, to serve as a director on the Board until his successor has been duly elected and qualified or his earlier resignation or removal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: April 26, 2018.	By:	/s/ Kevin J. Kovacs
Kevin J. Kovacs
President, Chief Executive Officer and Chief Financial Officer